EXECUTION COPY
BORROWER ASSUMPTION AGREEMENT
This Borrower Assumption Agreement (this “Agreement”), dated as of December 3, 2019, is between Cimpress plc, a public company with limited liability incorporated in Ireland with its registered address at Building D, Xerox Technology Park, Dundalk, Co. Louth and having registered number 607465 (“New Cimpress”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”) for itself and the Lenders under the Credit Agreement referred to below (the “Lenders”).

RECITAL:

Cimpress N.V., a naamloze vennootschap organized under the laws of the Netherlands (“Cimpress N.V.”), the Subsidiary Borrowers party thereto from time to time, the Lenders party thereto from time to time and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 11, 2011, as amended and restated as of February 8, 2013 and as further amended and restated as of July 13, 2017 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), under which the Lenders may from time to time provide certain financial accommodations to Cimpress N.V. Pursuant to an Order of the High Court of Ireland (the “High Court Order”) dated on or about 3 December 2019 approving the cross border merger by acquisition of Cimpress N.V. into New Cimpress under the terms and conditions set out in the common draft terms of merger dated 17 September 2019, the assets and liabilities of Cimpress N.V. were transferred by universal succession of title to New Cimpress at the Effective Time (as defined below) in consideration for the allotment and issue of ordinary shares in New Cimpress to the shareholders of Cimpress N.V. (the “Merger”). With effect from the Effective Time, Cimpress N.V. has been dissolved and New Cimpress has remained as the surviving entity. Immediately at the Effective Time, New Cimpress will become the Company and a Borrower under the Credit Agreement. Pursuant to the Merger, New Cimpress will assume (the “Assumption”) all rights, obligations and liabilities of Cimpress N.V. including without limitation as the Company, a Borrower and a Loan Party under the Credit Agreement and the other Loan Documents.

AGREEMENT

In consideration of the mutual promises and covenants contained in this Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

SECTION 1. Definitions. Capitalized terms defined in the Credit Agreement and not defined herein are used herein (including in the Recital hereto) with the meanings so defined.

“Effective Time” means 4:15 p.m. Eastern Standard Time, immediately after the close of trading on NASDAQ, on 3 December 2019 or such other date as may be agreed by New Cimpress and Cimpress N.V., subject to the approval of the Irish High Court.

SECTION 2. Assumption. Effective immediately upon satisfaction of the conditions precedent set forth in Section 3 below (the time at which all such conditions are satisfied being the “Assumption Date”), New Cimpress acknowledges and agrees that, by operation of law and pursuant to the Merger it has succeeded to, and hereby ratifies that it assumes from Cimpress N.V., all of its rights, title and interests and duties, liabilities and obligations, including as the Company, as a Borrower and as a Loan Party under the Credit Agreement and the other Loan Documents, and New Cimpress hereby irrevocably and unconditionally accepts such rights, title and interests and assumes such duties, liabilities and obligations from Cimpress N.V. on the Assumption Date on the terms contained herein, including, without limitation, (i) any claims, liabilities or obligations arising from any failure of Cimpress N.V. to perform any of its covenants, agreements, commitments and/or obligations, as the Company, a Borrower and/or as a Loan Party, which were to be performed prior to the date hereof under the Credit Agreement or any other Loan Document and (ii) all claims or liabilities of Cimpress N.V., in its capacity as the Company, a Borrower and/or as a Loan Party, with respect to the Loans or any Commitments and other Obligations under the Credit Agreement. New Cimpress hereby confirms and agrees that (i) the Credit Agreement and the other Loan Documents are, and shall continue on and after the Assumption Date to be, in full force and effect in accordance with their respective terms and are hereby ratified and confirmed by New Cimpress in all respects, (ii) that the Collateral Documents to which Cimpress N.V. was a party and all of the Collateral described therein secure and shall continue on and after the Assumption Date to secure the payment of the Secured Obligations, (iii) that nothing in this Agreement or the transactions contemplated hereby shall constitute a novation of any of the Secured Obligations and (iv) each reference to Cimpress N.V. in the Credit Agreement or any other Loan Document as the Company, a Borrower and/or a Loan Party or otherwise shall, from and after the date hereof, be deemed a reference to New Cimpress.

SECTION 3. Conditions of Administrative Agent’s Consent. The Administrative Agent hereby consents to the Merger and the Assumption as being the “Permitted Corporate Reorganization” under the Credit Agreement, such consent effective as of the first date on which each of the following conditions shall have been satisfied:

3.1    Merger. The Merger shall have occurred at the Effective Time pursuant to the Order of the High Court of Ireland on or about 3 December 2019 referred to in the Recitals.

3.2    Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed by New Cimpress and the Administrative Agent.

3.3    Consent and Reaffirmation. The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Guarantors.

3.4    Legal Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Assumption Date) of (i) Matheson, Irish counsel for New Cimpress and (ii) Morgan Lewis Bockius LLP, U.S. counsel for New Cimpress, in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to New Cimpress, this Agreement, the Credit Agreement or the Transactions as the Administrative Agent shall reasonably request. The Company hereby requests such counsels to deliver such opinions.

3.5    Certificates. The Administrative Agent shall have received (i) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization and existence of New Cimpress, the authorization of the Merger, the Assumption, the Transactions and any other legal matters relating to New Cimpress, the Loan Documents or the Transactions and (ii) a certificate, dated the Assumption Date and signed by a director of New Cimpress, certifying (x) the Merger has occurred pursuant to the High Court Order and (y) the Merger does not have a material adverse effect on the credit support for the Transactions and on the credit profile of the Company and the Guarantors taken as a whole, in the case of the foregoing clauses (i) and (ii) all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.6    Other Documentation. The Administrative Agent shall have received such Irish Collateral Documents and related corporate documents and legal opinions as it shall have reasonably requested from New Cimpress and its Subsidiaries organized under the laws of Ireland.

3.7    Beneficial Ownership. The Administrative Agent shall have received, to the extent New Cimpress qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the date hereof, a Beneficial Ownership Certification in relation to New Cimpress.

3.8    Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Assumption Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement.

SECTION 4. Representations and Warranties. New Cimpress hereby represents and warrants that:

4.1    Organization. It is duly organized, validly existing under the laws of the jurisdiction of its organization, as the case may be, and it has the requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Credit Agreement and the other Loan Documents.

4.2    Authorization; Enforceability. The execution, delivery and performance of this Agreement and under the Credit Agreement and the other Loan Documents are within the organizational powers of such Person, and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Agreement has been duly executed and delivered by each such Person and each of this Agreement, the Credit Agreement and the other Loan Documents constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3    Governmental Filings; No Conflicts. The due execution, delivery or performance by such Person of this Agreement, the Credit Agreement and the other Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for (i) filings necessary to perfect Liens created pursuant to the Loan Documents and (ii) registration of the particulars of the Collateral Documents dated on or about the date of this Agreement at the Companies Registration Office in Ireland, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Person or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by such Person or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of such Person or any of its Subsidiaries, other than Liens created under the Loan Documents.

4.4    Financial Assistance. The execution of this Agreement and the performance of the transactions contemplated hereby and by the Credit Agreement and the other Loan Documents do not involve the giving of any financial assistance by any such Person to a third party in connection with the acquisition of shares in its capital or that of its parent company that is not permitted under any relevant law or regulation.

4.5    Permitted Corporate Reorganization. The Merger and the Assumption constitute the “Permitted Corporate Reorganization” permitted pursuant to the terms of the Credit Agreement.

SECTION 5. Further Assurances. New Cimpress agrees to execute and deliver such other instruments and documents and to take such other actions as the Administrative Agent may reasonably request in connection with the transactions contemplated by this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 6. Notices. All notices and other communications required to be given or made to New Cimpress under this Agreement, the Credit Agreement or any other Loan Document shall be given or made in accordance with Section 9.01 of the Credit Agreement.

SECTION 7. General. This Agreement is a Loan Document. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all current and prior agreements and understandings, whether written or oral, with respect to such subject matter. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto, the Lenders and their respective successors and assigns; provided that New Cimpress shall not have any right to assign any rights, obligations or liabilities hereunder except in accordance with the terms of the Credit Agreement. No Person other than the parties hereto, the Lenders and their respective successors and assigns will have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of this Agreement. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

SECTION 8. No Novation. This Agreement shall not extinguish the Loans or other obligations outstanding under the Credit Agreement.

SECTION 9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

SECTION 10. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. New Cimpress hereby submits to the exclusive jurisdiction of any United States federal or New York State court sitting in the City of New York in any action or proceeding arising out of or relating to this Agreement and New Cimpress hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CIMPRESS PLC

By:/s/Kathryn Leach
Name: Kathryn Leach
Title: Attorney

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:/s/Daglas P. Panchal
Name: Daglas P. Panchal
Title: Executive Director

EXHIBIT A
Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Borrower Assumption Agreement in respect of the Credit Agreement, dated as of October 21, 2011, as amended and restated as of February 8, 2013 and as further amended and restated as of July 13, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Cimpress N.V. (“Cimpress N.V.”), Vistaprint Limited, Cimpress Schweiz GmbH, Vistaprint B.V. and Cimpress USA Incorporated (collectively, the “Subsidiary Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), which Borrower Assumption Agreement is dated as of December 3, 2019 and is by and among Cimpress plc (“New Cimpress”) and the Administrative Agent (the “Assumption Agreement”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement or in the Assumption Agreement, as applicable.
Each of the undersigned (i) acknowledges and agrees that by operation of law and pursuant to the Merger New Cimpress has succeeded to, and assumed from Cimpress N.V., all of Cimpress N.V.’s rights, title and interests and duties, liabilities and obligations, including as the Company, as a Borrower and as a Loan Party under the Credit Agreement and the other Loan Documents, and New Cimpress has irrevocably and unconditionally accepted such rights, title and interests and assumed such duties, liabilities and obligations from Cimpress N.V. on the Assumption Date, (ii) consents to the Assumption Agreement, (iii) acknowledges and agrees that each reference to Cimpress N.V. in the Credit Agreement or any other Loan Document as the Company or a Borrower shall, from and after the Assumption Date, be deemed a reference to New Cimpress, and (iv) reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as modified by the Assumption Agreement and as the same may from time to time hereafter be amended, modified or restated. Each party hereto hereby submits to the exclusive jurisdiction of any United States federal or New York State court sitting in the City of New York in any action or proceeding arising out of or relating to this Consent and Reaffirmation and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

Dated December 3, 2019

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

CIMPRESS USA INCORPORATED,
as a Guarantor
By:/s/Sean Quinn
Name: Sean Quinn
Title: President

CIMPRESS WINDSOR CORPORATION,
as a Guarantor
By:/s/Sean Quinn
Name: Sean Quinn
Title: Treasurer

VISTAPRINT NETHERLANDS B.V.,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Managing Director

WEBS, INC.,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: President and Treasurer

CIMPRESS INVESTMENTS B.V.,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Managing Director

CIMPRESS JAMAICA LIMITED,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Managing Director

CIMPRESS DEUTSCHLAND GMBH,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Managing Director

NATIONAL PEN PROMOTIONAL HOLDINGS LIMITED,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Director

NATIONAL PEN PROMOTIONAL PRODUCTS LIMITED,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Director

VISTAPRINT LIMITED,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: President and Chairman

CIMPRESS SCHWEIZ GMBH,
as a Guarantor
By: /s/Sean Quinn
Name: Sean Quinn
Title: Managing Director

VISTAPRINT B.V.,
as a Guarantor
By: /s/Sean Quinn
Title: Managing Director

CIMPRESS AUSTRALIA PTY LIMITED, as a Guarantor

By:	/s/Bruce Maxwell Hamilton
Name: Bruce Maxwell Hamilton
Title: Managing Director

CIMPRESS IRELAND LIMITED,
as a Guarantor
By:/s/Marcus Wisznievski
Name: Marcus Wisznievski
Title: Director

CIMPRESS ITALY S.R.L.,
as a Guarantor
By:/s/Douglas Glucroft
Name: Douglas Glucroft
Title: Executive Director

PIXARTPRINTING S.P.A.,
as a Guarantor
By:/s/Douglas Glucroft
Name: Douglas Glucroft
Title: Executive Director

CIMPRESS JAPAN CO. LTD., as a Guarantor

By:	/s/Keiko Son
Name: Keiko Son
Title: Representative Director

CIMPRESS UK LIMITED,
as a Guarantor
By:/s/Paul McDermott
Name: Paul McDermott
Title: Managing Director

VISTAPRINT CORPORATE SOLUTIONS INCORPORATED,
as a Guarantor
By:/s/Paul McDermott
Name: Paul McDermott
Title: Vice President and Secretary

CIMPRESS USA MANUFACTURING INCORPORATED, as a Guarantor

By:	/s/Kevin Lane
Name: Kevin Lane
Title: Sr. Director of Finance

NATIONAL PEN CO. LLC, as a Guarantor

By:	/s/Richard Obrigawitch
Name: Richard Obrigawitch
Title: CFO/COO

NATIONAL PEN TENNESSEE LLC, as a Guarantor

By:	/s/Richard Obrigawitch
Name: Richard Obrigawitch
Title: CFO/COO

NP CORPORATE SERVICES LLC, as a Guarantor

By:	/s/Richard Obrigawitch
Name: Richard Obrigawitch
Title: CFO/COO

TRADEPRINT DISTRIBUTION LIMITED,
as a Guarantor
By:/s/Charlene Douglas
Name: Charlene Douglas
Title: Managing Director

WIRMACHENDRUCK GMBH,
as a Guarantor
By:/s/Thomas Stönner
Name: Thomas Stönner
Title: CFO and Authorized Signatory

BUILD A SIGN LLC,
as a Guarantor
By:/s/Kit Mellem
Name: Kit Mellem
Title: CFO

US-DOCS\110116606.6